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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  December 11, 2003


                                 IMAGEMAX, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Pennsylvania                       0-23077                23-2865585
 -------------------------------      ---------------------    -----------------
 (State or Other Jurisdiction             (Commission           (I.R.S. Employer
      of Incorporation or                    file                Identification
         Organization)                      number)                  Number)


             455 Pennsylvania Avenue, Suite 200,
                Fort Washington, Pennsylvania                      19034
-----------------------------------------------------       --------------------
       (Address of Principal Executive Offices)                  (Zip Code)


                                 (215) 628-3600
              (Registrant's telephone number, including area code)



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Item 1.           Changes in Control of Registrant.

         As more fully set forth in the Current Report on Form 8-K filed on December 11, 2003 (the "Closing Date"), ImageMax, Inc., a Pennsylvania corporation (the "Company"), and ImageMax of Delaware, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (the "Subsidiary"), are currently in default (the "Default") under their Amended and Restated Credit Agreement, dated as of June 13, 2002, as amended (the "Credit Agreement"), with Commerce Bank, N.A. and FirsTrust Bank (the "Lenders"). Effective as of the Closing Date, the Company entered into a Second Amendment to Forbearance Agreement (the "Amendment") with the Lenders.

         Pursuant to the Amendment, the Lenders agreed, among other things, to continue to forbear from exercising their rights under the Credit Agreement with respect to the Default, in consideration for and upon the satisfaction of certain conditions set forth in the Amendment, including, without limitation,
(a) the consummation of a $500,000 working capital financing provided by TDH III, L.P., LVIR Investor Group, LP and Robert E. Drury (the "Investors") to the Company, (b) the exercise by the Investors of the Warrants dated June 13, 2002 (the "Warrants") for 8,400,000 shares (the "Warrant Shares") of Common Stock of the Company, and (c) the appointment of J.B. Doherty as Chairman of the Board of Directors of the Company and the Chief Executive Officer of the Company and the Subsidiary.

         As of the issuance of the Warrant Shares on the Closing Date, the Investors held more than 50% of the issued and outstanding Common Stock of the Company. The Company did not receive any cash proceeds from the exercise of the Warrants or the issuance of the Warrant Shares. Pursuant to the terms of the Warrants, the Investors executed non-recourse promissory notes (the "Notes") in favor of the Company in the aggregate principal amount of $537,600, representing the aggregate purchase price of $0.064 per Warrant Share. No interest accrues or is payable under the Notes. The Notes are secured by a pledge of the Warrant Shares in favor of the Company pursuant to Pledge Agreements between the Company and each Investor. Pursuant to the terms of Pledge Agreements between each Investor and the Company, upon a default under the Notes, the Company may foreclose on the pledge of Warrant Shares and register the Warrant Shares in its own name and upon such registration, the Investors will no longer own or control the Warrant Shares.

         In connection with the appointment of Mr. Doherty as the Chief Executive Officer of the Company and the Subsidiary, Mark P. Glassman was named the Company's President and Chief Operating Officer of the Company and the Subsidiary. In connection with the change of Mr. Glassman's role with the Company, the Company and Mr. Glassman executed an Amendment to Amended and Restated Employment Agreement which reflects the change in Mr. Glassman's title.

                  The brief summary of certain of the material provisions of the transactions discussed above and the agreements and instruments implicated therein does not purport to be complete and is qualified in its entirety by reference to the agreements and instruments filed as exhibits hereto and to the Current Report on Form 8-K filed on the Closing Date and the schedules and exhibits thereto.






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Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

         Exhibit No.      Exhibit:
         ----------       -------

         10.1 Third Amendment to Amended and Restated Subordination Agreement among ImageMax, Inc., ImageMax of Delaware, Inc., Commerce Bank, N.A., FirsTrust Bank, TDH III, L.P., LVIR Investment Group, LP and Robert E. Drury (filed as Exhibit 10.1 to Current Report on Form 8-K filed on December 11, 2003).

         10.2 Second Amendment to Forbearance Agreement dated December 11, 2003 among ImageMax, Inc., ImageMax of Delaware, Inc., Commerce Bank, N.A. and FirsTrust Bank (filed as Exhibit 10.2 to Current Report on Form 8-K filed on December 11, 2003).

         10.3 Subordinated Loan and Amendment Agreement dated December 11, 2003 among ImageMax, Inc., TDH III, L.P., LVIR Investment Group, LP and Robert E. Drury (filed as Exhibit 10.3 to Current Report on Form 8-K filed on December 11, 2003).

         10.4             Form of Secured Subordinated Promissory Note (filed as
                          Exhibit 10.4 to Current Report on Form 8-K filed on December 11, 2003).

         10.5 Security Agreement dated December 11, 2003 among ImageMax, Inc., ImageMax of Delaware, Inc., TDH III, L.P., as agent (filed as Exhibit 10.5 to Current Report on Form 8-K filed on December 11, 2003).

         10.6 Mortgage and Security Agreement dated December 11, 2003 executed by ImageMax, Inc. in favor of TDH III, L.P., as agent (filed as Exhibit 10.6 to Current Report on Form 8-K filed on December 11, 2003).

         10.7 Amendment to Amended and Restated Employment Agreement dated December 11, 2003 between ImageMax, Inc. and Mark P. Glassman (filed as Exhibit 10.7 to Current Report on Form 8-K filed on December 11, 2003).

         10.8             Form of Non-Recourse Promissory Note (filed as Exhibit
                          10.8 to Current Report on Form 8-K filed on December 11, 2003).

         10.9 Form of Pledge Agreement (filed as Exhibit 10.9 to Current Report on Form 8-K filed on December 11,
                          2003).



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                                   SIGNATURES


                  Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.


Date: December 23, 2003                    IMAGEMAX, INC.
     ------------------

                                           By:  /s/ Mark P. Glassman
                                           -------------------------------------
                                                 Mark P. Glassman
                                                 President and Chief Operating
                                                 Officer



















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                                INDEX OF EXHIBITS


         Exhibit No.      Exhibit:
         ----------       -------

         10.1 Third Amendment to Amended and Restated Subordination Agreement among ImageMax, Inc., ImageMax of Delaware, Inc., Commerce Bank, N.A., FirsTrust Bank, TDH III, L.P., LVIR Investment Group, LP and Robert E. Drury (filed as Exhibit 10.1 to Current Report on Form 8-K filed on December 11, 2003).

         10.2 Second Amendment to Forbearance Agreement dated December 11, 2003 among ImageMax, Inc., ImageMax of Delaware, Inc., Commerce Bank, N.A. and FirsTrust Bank (filed as Exhibit 10.2 to Current Report on Form 8-K filed on December 11, 2003).

         10.3 Subordinated Loan and Amendment Agreement dated December 11, 2003 among ImageMax, Inc., TDH III, L.P., LVIR Investment Group, LP and Robert E. Drury (filed as Exhibit 10.3 to Current Report on Form 8-K filed on December 11, 2003).

         10.4             Form of Secured Subordinated Promissory Note (filed as
                          Exhibit 10.4 to Current Report on Form 8-K filed on December 11, 2003).

         10.5 Security Agreement dated December 11, 2003 among ImageMax, Inc., ImageMax of Delaware, Inc., TDH III, L.P., as agent (filed as Exhibit 10.5 to Current Report on Form 8-K filed on December 11, 2003).

         10.6 Mortgage and Security Agreement dated December 11, 2003 executed by ImageMax, Inc. in favor of TDH III, L.P., as agent (filed as Exhibit 10.6 to Current Report on Form 8-K filed on December 11, 2003).

         10.7 Amendment to Amended and Restated Employment Agreement dated December 11, 2003 between ImageMax, Inc. and Mark P. Glassman (filed as Exhibit 10.7 to Current Report on Form 8-K filed on December 11, 2003).

         10.8             Form of Non-Recourse Promissory Note (filed as Exhibit
                          10.8 to Current Report on Form 8-K filed on December 11, 2003).

         10.9 Form of Pledge Agreement (filed as Exhibit 10.9 to Current Report on Form 8-K filed on December 11,
                          2003).